Note 16 - Gain on Insurance Proceeds	12 Months Ended
Oct. 31, 2024
Notes to Financial Statements
Unusual or Infrequent Items, or Both, Disclosure [Text Block]
(16)	Gain on Insurance Proceeds

During fiscal year 2024 and 2023, the Company received insurance proceeds in connection with the office building and its contents at the Company’s Asheville facilities sustaining water damage from a burst pipe at the end of December 2022. The office building damaged is separate from the Company’s manufacturing building, which houses its manufacturing operations and certain offices at the same location. There was no significant impact to the Company’s operations as a result of this event.

Insurance proceeds in excess of expenses incurred through October 31, 2024 and 2023, a net total of $304,307 and $2,199,463, respectively, is included in other income (expense), net as a gain on insurance proceeds on the Company’s condensed consolidated statement of operations.